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                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 28, 2000 included in BMC Software, Inc.'s Form 10-K for the year ended March 31, 2000 and to all references to our Firm included in this registration statement.

ARTHUR ANDERSEN LLP




Houston, Texas
August 21, 2000